UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 14, 2020

IGEN NETWORKS CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-141875	20-5879021
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

29970 Technology Drive, Suite 204, Murrieta CA	92563
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (844)-332-5699

NA

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 8

Item 8.01

On March 4, 2020, the U.S. Securities and Exchange Commission (the “Commission”) issued an order under Section 36 (Release No. 34-88318) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), granting exemptions from specified provisions of the Exchange Act and certain rules thereunder (the “Order”). The Order provides that a registrant subject to the reporting requirements of Exchange Act Section 13(a) or 15(d), and any person required to make any filings with respect to such a registrant, is exempt from any requirement to file or furnish materials with the Commission under Exchange Act Sections 13(a), 13(f), 13(g), 14(a), 14(c), 14(f), 15(d) and Regulations 13A, Regulation 13D-G (except for those provisions mandating the filing of Schedule 13D or amendments to Schedule 13D), 14A, 14C and 15D, and Exchange Act Rules 13f-1, and 14f-1, as applicable, where

IGEN Networks Corp. (the “Company”) is furnishing this Current Report on Form 8-K to indicate its reliance on the Order in connection with the Company’s Annual Report on Form 10-Q for the quarter ended March 30, 2020, as a result of the circumstances set forth below.

There has been a delay of information flow and confirmations for quarter-end review requirements from customers, suppliers, and other stakeholders. Due to the Company’s key internal and external accounting personnel responsible for assisting the Company in the preparation of its financial statements now being required to work remotely because of COVID-19, the Company has been unable to timely provide to its auditors and accountants the financial records to provide consent. These unforeseen circumstances have resulted in the Company being unable to timely file an accurate Annual Report on Form 10-Q for its quarter-ended March 30, 2020, by the prescribed date without undue hardship and expense to the Company. Accordingly, in reliance upon the Order, the Company expects to file its Annual Report on Form 10-Q no later than 45 days after the due date of filing of May 15, 2020, unless the COVID-19 circumstances do not change and cause a further delay, in which case we will file for an extension and amendment to this Current Report on form 8-K.

Our business may suffer from the severity or longevity of the COVID-19 Global Outbreak.

The COVID-19 is currently impacting countries, communities, supply chains and markets, as well as the global financial markets. To date, COVID-19 has not had a material impact on the Company, other than as set forth above. The Company has a contract to provide its products to county governments, and it cannot predict this impact of COVID-19 on its contracts. The Company cannot predict whether COVID- 19 will have a material impact on our financial condition and results of operations due to understaffing, disruptions in government spending, among other factors. In addition, at this time we cannot predict the impact of COVID-19 on our ability to obtain financing necessary for the Company to fund its working capital requirements. In most respects, it is too early in the COVID-19 pandemic to be able to quantify or qualify the longer-term ramifications on our business, our customers and/or our potential investors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGEN NETWORKS CORPORATION

Neil Chan
Chief Executive Officer

Date: May 14, 2020

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